                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement            [ ] Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Under Rule 14a-12

                                   BB&T Funds
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                (Name of Registrant as Specified in its Charter)

                              Alan G. Priest, Esq.
                                  Ropes & Gray
                               One Franklin Square
                       1301 K Street, N.W., Ste. 800 East
                             Washington, D.C. 20005

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).: N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid:

                       IMPORTANT SHAREHOLDER INFORMATION

                                   BB&T Funds
                          BB&T Prime Money Market Fund

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to the BB&T Prime Money Market Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                          BB&T PRIME MONEY MARKET FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 28, 2000

     Notice is hereby given that a Special Meeting of the Shareholders ("Special Meeting") of BB&T Prime Money Market Fund (the "Fund"), a separate series of BB&T Funds (the "Trust"), will be held at 4:00 p.m. (Eastern Time) on June 28, 2000 at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio, 43219, for the following purposes:

     1. To approve a new Investment Sub-Advisory Agreement between Branch Banking and Trust Company ("BB&T") and Federated Investment Management Company ("Federated") with respect to the Fund;

     2. To approve an amendment to the Fund's industry concentration policy.

     3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Special Meeting in person.

     Shareholders of record at the close of business on June 2, 2000 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                            By Order of the Trustees,

                                            Preston Loftin
                                            Secretary
                                            BB&T Funds

JUNE 12, 2000

SHAREHOLDERS ARE REQUESTED TO PROMPTLY VOTE BY TELEPHONE OR THE INTERNET OR TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY BB&T FUNDS' BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO BB&T FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

To BB&T Funds Shareholders:

     The purpose of this proxy is to announce that a Special Meeting of Shareholders (the "Meeting") of BB&T Prime Money Market Fund (the "Fund"), a separate series of BB&T Funds (the "Trust"), has been scheduled for June 28, 2000. The purpose of this Meeting is to submit to the Shareholders a vote (1) to approve a new Investment Sub-Advisory agreement between Branch Banking and Trust Company ("BB&T" or the "Adviser") and Federated Investment Management Company (the "Sub-Adviser"), and (2) to approve an amendment to the Fund's industry concentration policy.

     While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card (or by telephone or the Internet). In order to conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

     We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or BB&T Funds directly at 1-800-228-1872.

     Your vote is very important to us. As always, we thank you for your confidence and support.

                                                    Sincerely,

                                                    /s/ Walter B. Grimm
                                                    Walter B. Grimm
                                                    Chairman
                                                    BB&T Funds

             PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                     (OR VOTE BY TELEPHONE OR THE INTERNET)
                          YOUR VOTE IS VERY IMPORTANT

                                   BB&T FUNDS

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO ADOPT A NEW INVESTMENT SUB-ADVISORY AGREEMENT?

A. In unanimously approving the proposed Investment Sub-Advisory Agreement and recommending its approval by Shareholders, the Trustees of the Fund, including the independent Trustees, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the Trustees included the nature, quality and extent of the service to be provided by Federated and data on investment performance, management fees and expense ratios of competitive funds. After considering these factors, the Trustees concluded that the proposed Investment Sub-Advisory Agreement would be beneficial to the Fund and to Shareholders.

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO AMEND THE INDUSTRY CONCENTRATION POLICY?

     The Fund's current policy requires concentration in the financial services industry and prohibits concentration in any other industry. In unanimously approving the amendment to the Fund's concentration policy to prohibit concentration in that or any other industry and recommending such approval by Shareholders, the Trustees of the Fund, including the independent Trustees, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the Trustees included the current industry standard and legal restrictions, the nature and level of exposure to risk, and investment flexibility. After considering these factors, the Trustees concluded that the proposed amendment would be beneficial to the Fund and to Shareholders.

Q. WILL APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENT RESULT IN ANY ADDITIONAL SHAREHOLDER EXPENSE?

A. No. Under the proposed agreement, the Investment Adviser will continue to have full responsibility for providing investment advisory services to the Fund and will compensate the Sub-Adviser at its sole expense.

Q.  WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of June 2, 2000. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.  HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of BB&T Funds, including the independent members, recommends that you vote "FOR" adopting the proposed Investment Sub-Advisory Agreement and approving the amendment to the concentration policy. The Board also wishes to urge you to vote and return all the proxy ballot cards you receive.

Q.  WHOM SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator, investment representative, or BB&T Funds directly at 1-800-228-1872.

              THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
                  BY DISCLOSURES CONTAINED IN THE ACCOMPANYING
                                PROXY STATEMENT

                          BB&T PRIME MONEY MARKET FUND
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 28, 2000
                            ------------------------

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of BB&T Funds (the "Trust") on behalf of BB&T Prime Money Market Fund (the "Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and electing to vote on June 28, 2000 at the Special Meeting of Shareholders of the Fund at 4:00 p.m. (Eastern Time) at 3435 Stelzer Road, Columbus, Ohio 43219 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Trust. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or BISYS Fund Services, Inc. ("BISYS"), the Trust's administrator pursuant to a management and administration agreement between BISYS and the Trust dated October 1, 1992, as amended. In the event that the Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

     Only Shareholders of record at the close of business on June 2, 2000 will be entitled to vote at the Special Meeting. On June 2, 2000, the Fund had outstanding 108,147,622.72 shares of beneficial interest ("Shares"), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting. This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about June 12, 2000.

     BB&T Funds' Declaration of Trust and Bylaws do not provide for annual shareholder meetings, and no such meetings are planned for 2000. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by BB&T Funds within a reasonable period of time prior to printing and mailing proxy material for such meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Trust's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

     A copy of the Fund's Annual Report dated September 30, 1999 and Semi-Annual Report dated March 31, 2000 is available upon request and may be obtained without charge by calling 1-800-228-1872.

                                  INTRODUCTION

     This Special Meeting is being called for the following purposes: (1) to approve a new Investment Sub-Advisory Agreement between Branch Banking and Trust Company ("BB&T" or the "Investment Adviser") and Federated Investment Management Company ("Federated" or the "Sub-Adviser") with respect to the Fund; (2) to approve an amendment to the Fund's industry concentration policy; and (3) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Approval of Proposals (1), (2), and (3) require the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

                                   PROPOSAL 1

               APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
                  BETWEEN THE INVESTMENT ADVISER AND FEDERATED

     On May 4, 2000, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act, unanimously approved on behalf of the Fund the proposed Investment Sub-Advisory Agreement between the Investment Adviser and Federated. (A copy of the proposed Investment Sub-Advisory Agreement between the Investment Adviser and Federated is included as Exhibit A to this proxy statement). Under the proposed Investment Sub-Advisory Agreement, Federated would act as Sub-Adviser to the Fund with regard to selecting the Fund's investments and placing all orders for purchases and sales of the Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T and in accordance with the Fund's respective investment objective, policies and restrictions.

CURRENT INVESTMENT ADVISORY CONTRACT

     At the present time, BB&T serves as investment adviser to the Trust pursuant to an investment advisory agreement dated October 1, 1992 (the "Investment Advisory Agreement"). The Investment Advisory Agreement was last submitted to a vote of shareholders of the Fund on September 30, 1992. The Investment Advisory Agreement will continue in effect as to the Fund from year to year, if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The Trust's Board of Trustees renewed the Investment Advisory Agreement at their quarterly meeting on February 11, 2000. The Investment Advisory Agreement may be terminated as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Investment Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

     Under the Investment Advisory Agreement, BB&T may make the day-to-day investment decisions for the Fund or employ a sub-adviser at its expense to provide day-to-day management. Regardless of whether it employs a sub-adviser, BB&T continuously reviews, supervises and administers the Fund's investment programs. As consideration for its services, the Investment Adviser is entitled to a fee of twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets. The Investment Adviser and the Fund's administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.00 % for Class A shares, 1.75% for Class B shares and 0.75% for Trust Class shares for the period beginning October 1, 1999 and ending on September 30, 2000. For the fiscal year ended September 30, 1999, the Fund paid investment advisory fees to the Investment Adviser equal to $121,002 after taking into account fee waivers/reimbursements.

CURRENT INVESTMENT SUB-ADVISORY AGREEMENT

     Under the current Investment Sub-Advisory Agreement, BlackRock Institutional Management Corporation ("BIMC") (formerly PNC Institutional Management Corporation) serves as the Sub-Adviser to the Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BIMC manages the Fund, selects its investments and places all orders for purchases and sales of each Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T and in accordance with the Fund's investment objectives, policies and restrictions. More specifically, BIMC performs the following services: (i) provide investment research and credit analysis concerning the Fund's investments; (ii) conduct a continual program of investment of the Fund's assets; (iii) place orders for all purchases and sales of the investments made for the Fund; (iv) maintain the books and records required in connection with its duties hereunder; and (v) keep the Investment Adviser informed of developments materially affecting the Fund. As consideration for its services, BIMC is entitled to a fee of nine one-hundredths of one percent (0.09%) of the Fund's average daily net assets. For the fiscal year ended September 30, 1999, BB&T paid BIMC $55,516 for sub-advisory services to the Fund.

     BIMC is a wholly owned subsidiary of BlackRock Advisors, Inc. ("BAI") (formerly PNC Asset Management Group, Inc.). BAI was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 345 Park Avenue, 29th Floor, New York, New York 10154. BAI is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., a diversified financial services company. BIMC's principal business address is 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809.

     Under the current Investment Sub-Advisory Agreement, BIMC is not liable for any error of judgement or mistake of law or for any loss suffered by the Investment Adviser, the Trust or the Fund in connection with the matters to which the current Investment Sub-Advisory Agreement relates, except that BIMC is liable to the Investment Adviser for a loss resulting from a breach of fiduciary duty by BIMC under the 1940 Act with respect to the receipt of compensations for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BIMC in the performance of its duties or from reckless disregard by it of its obligations or duties under the current Investment Sub-Advisory Agreement. In no case is BIMC liable for actions taken or non-actions with respect to the performance of services under the Agreement based upon specific information, instructions or requests given or made to BIMC by the Investment Adviser.

PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT

     Under the proposed Investment Sub-Advisory Agreement, if approved, the Investment Adviser will continue to have full responsibility for providing investment advisory services to the Fund. The Investment Adviser will discharge this responsibility in part through retention of Federated, at the Investment Adviser's sole expense, to manage the day-to-day investment program of the Fund. The Investment Adviser will oversee the activities of Federated and will be responsible for setting any policies it deems appropriate for Federated's activities, subject to the direction of the Fund's Trustees. Shareholders of the Fund will continue to receive the benefits of the Investment Adviser's supervision of the management of the Fund and, under the proposed arrangement, will receive the additional benefit of Federated's investment advisory services. The combined contributions of the Investment Adviser and Federated to the Fund's management should enhance the level of service to the Shareholders.

     Pursuant to the Investment Sub-Advisory Agreement, Federated will invest and manage each Fund's portfolio of Securities in accordance with such Fund's stated investment objective to the fullest extent permitted by: the Fund's investment policies, limitations, procedures and guidelines; any additional objectives, policies or guidelines established by the Adviser or by the Board that have been furnished in writing to Federated; the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder applicable to the Fund, including rule 2a-7 promulgated thereunder; and the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Subject to the supervision of the Adviser and the Board, Federated will determine the structure and composition of the Fund's portfolio, including the purchase, retention and disposition of, and exercise of all rights pertaining to the Securities comprising the portfolio. Federated will bear those expenses expressly stated to be payable by it under the Investment Sub-Advisory Agreement.

     In consideration for the services provided and expenses assumed under the Investment Sub-Advisory Agreement, the Investment Adviser has agreed to pay Federated a fee, computed daily and paid monthly, at an annual rate of 0.10% of the Fund's average daily net assets up to $500 million in Fund assets and 0.08% of the Fund's average daily net assets over $500 million. The Investment Adviser will bear the sole responsibility for the payment of the sub-advisory fee to Federated.

     The proposed Investment Sub-Advisory Agreement will become effective on the date approved by the Shareholders and, unless sooner terminated, will continue for an initial term ending September 30, 2001. Thereafter, the Investment Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The proposed Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act or termination of the Investment Advisory Agreement.

     The Trustees recommend that the Shareholders of the Fund vote to approve the proposed Investment Sub-Advisory Agreement, thereby appointing Federated as the Investment Sub-Adviser to the Fund. Approval by Shareholders of the Investment Sub-Advisory Agreement will not result in an increase in the contractual rate of any advisory or sub-advisory fees payable by the Fund, but will result in the payment of the sub-advisory fees by the Investment Adviser to Federated. Such sub-advisory fees are borne solely by the Investment Adviser and not by the Fund.

     The Investment Sub-Advisory Agreement provides that Federated will not be liable to the Investment Adviser, the Trust or any Shareholder of the Fund for any act or omission in the course of, or connected with its services under the Investment Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, or gross negligence, or reckless disregard by Federated of its obligations or duties under the Agreement.

     There are no material differences between the current and proposed Investment Sub-Advisory Agreements.

     On May 4, 2000, the Board of Trustees decided not to renew the sub-advisory agreement with BIMC and to replace BIMC with Federated as the sub-advisor to the Fund. In reaching this conclusion, the Trustees considered the best interests of both current and future shareholders of the Fund. Scott and Stringfellow, an affiliated broker-dealer of BB&T, has decided to replace the fund used in its sweep program, the Prime Cash Series, with the Fund. The Trustees believe it would be beneficial to the participants in Scott and Stringfellow's sweep program to continue their relationship with Federated by making Federated sub-advisor to the Fund. Additionally, the Trustees believe that the switch to Federated will be beneficial to current shareholders of the Fund because by switching to Federated the Fund will become the sweep vehicle in Scott and Stringfellow's sweep program which could increase the Fund's asset size and, as a result, lower total Fund operating expenses due to economies of scale.

     In unanimously approving the proposed Investment Sub-Advisory Agreement and recommending its approval by Shareholders, the Trustees of the Fund, including the independent Trustees, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the independent Trustees included the nature, quality and extent of the service to be provided by Federated and data on investment performance, management fees and expense ratios of competitive funds. After considering these factors, the Trustees concluded that the proposed Investment Sub-Advisory Agreement would be beneficial to the Fund and to its Shareholders.

     In the event that holders of a majority of the outstanding Shares of the Fund vote in the negative with respect to the proposed Investment Sub-Advisory Agreement, the Trustees will consider such further action as they may determine to be in the best interests of the Fund's Shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT.

                                   PROPOSAL 2
                 APPROVAL OF AMENDMENT TO CONCENTRATION POLICY

     The Trustees are recommending that Shareholders approve the amendment to the Fund's industry concentration policy so as to prohibit concentration in the financial services industry.

CURRENT CONCENTRATION POLICY

     The current policy provides that under normal market conditions, at least 25% of the Fund's total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements relating to such obligations. For temporary defensive purposes, during periods when the Adviser or Sub-Adviser believes that maintaining this concentration may be inconsistent with the best interests of Shareholders, the Fund will not maintain this concentration. The current policy prohibits the Fund from investing 25% or more of the Fund's total assets in any other industry.

PROPOSED CONCENTRATION POLICY

     The proposed change would prohibit the Fund from investing 25% or more of its total assets in obligations of issuers in any industry, including the financial services industry. Government securities, municipal securities, and bank instruments would not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund would not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect.

     The proposed change in this concentration policy should reduce risk exposure because the Fund would no longer be more vulnerable to unfavorable developments in the financial services industry than funds that are more industry-diversified. The Trustees also believe that the amendment to this concentration policy will provide the Fund with additional flexibility that best serves the interests of the Shareholders.

     In unanimously approving the proposed amendment to the Fund's industry concentration policy and recommending its approval by Shareholders, the Trustees of the Fund, including the independent Trustees, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the independent Trustees included the current industry standard and legal restrictions, the nature and level of exposure to risk, and investment flexibility. After considering these factors, the Trustees concluded that the proposed Investment Sub-Advisory Agreement would be beneficial to the Fund and to its Shareholders.

     In the event that holders of a majority of the outstanding Shares of the Fund vote in the negative with respect to the proposed amendment to the Fund's concentration policy, the Trustees will consider such further action as they may determine to be in the best interests of the Fund's Shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED AMENDMENT TO THE FUND'S CONCENTRATION POLICY.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE INVESTMENT ADVISER

     BB&T is the Adviser for the Fund. BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a bank holding company that is a North Carolina Corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 1999, BB&T Corporation had assets of approximately $43.5 billion. Through its subsidiaries, BB&T Corporation operates over 655 banking offices in Maryland, North Carolina, South Carolina, Virginia, and Washington, D.C., providing a broad range of financial services to individuals and businesses.

     In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. While BB&T has not provided investment advisory services to registered investment companies other than the BB&T Funds, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the BB&T Funds. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 17 years and currently manages assets of more than $4.4 billion.

     The name, address, and principal occupation of the principal executive officer and each director of the Investment Adviser are as follows:

                                  POSITION(S) HELD WITH
       NAME AND ADDRESS                    BB&T             PRINCIPAL OCCUPATION
       ----------------           ---------------------     --------------------
John A. Allison                  Chairman and Chief        BB&T Corporation and
Winston-Salem, NC                Executive Officer         Branch Banking and
                                                           Trust Company
Paul Barringer                   Director                  Chairman and Chief
Weldon, NC                                                 Executive Officer,
                                                           Coastal Lumber Company
Alfred A. Cleveland              Director                  Attorney, McCoy,
Fayetteville, NC                                           Weaver, Wiggins,
                                                           Cleveland & Raper
W.R. Cuthberton, Jr.             Director                  Retired (formerly
Charlotte, NC                                              Senior Vice President),
                                                           Branch Banking and
                                                           Trust Company
Ronald E. Deal                   Director                  Investor, Chairman,
Hickory, NC                                                Wesley Hall
A.J. Dooley, Sr.                 Director                  Retired (former
Lexington, SC                                              Partner), Dooley,
                                                           Dooley, Spence, Parker
                                                           & Hipp, P.A.,
                                                           Attorney-at-Law
Tom D. Efird                     Director                  President, Standard
Gastonia, NC                                               Distributors, Inc.
Paul S. Goldsmith                Director                  Chairman and President,
Greenville, SC                                             William Goldsmith
                                                           Company, Inc.
Dr. L. Vincent Hackley           Director                  Chairman, Character
Fayetteville, NC                                           Counts! Coalition
Jane P. Helm                     Director                  Vice Chancellor for
Boone, NC                                                  Business Affairs,
                                                           Appalachian State
                                                           University

                                  POSITION(S) HELD WITH
       NAME AND ADDRESS                    BB&T             PRINCIPAL OCCUPATION
       ----------------           ---------------------     --------------------
Richard Janeway, M.D.            Director                  Executive Vice
Winston-Salem, NC                                          President for Health
                                                           Affairs, Emeritus;
                                                           University Professor of
                                                           Medicine & Management;
                                                           Wake Forest University,
                                                           School of Medicine
J. Ernest Lathem, M.D.           Director                  Personal Investments,
Greenville, SC                                             Retired Medical
                                                           Director, Prostate
                                                           Diagnostic Center
James H. Maynard                 Director                  Chairman and Chief
Raleigh, NC                                                Executive Officer,
                                                           Investors Management
                                                           Corporation
Joseph A. McAleer, Jr.           Director                  Manager and Member,
Winston-Salem, NC                                          MACKK, LLC; Krispy
                                                           Kreme Doughnut
                                                           Franchisee
Albert O. McCauley               Director                  President and Chief
Fayetteville, NC                                           Executive Officer,
                                                           McCauley Moving &
                                                           Storage of
                                                           Fayetteville, Inc.
Richard L. Player, Jr.           Director                  Chairman, Player, Inc.
Fayetteville, NC
C. Edward Pleasants, Jr.         Director                  Chairman Emeritus and
Winston-Salem, NC                                          Director PHC Holdings
Nido R. Qubein                   Director                  Chief Executive
High Point, NC                                             Officer, Creative
                                                           Services, Inc.
E. Rhone Sasser                  Director                  Former Chairman, United
Whiteville, NC                                             Carolina, Bancshares
                                                           Corporation
Jack E. Shaw                     Director                  Chief Executive
Greenville, SC                                             Officer, Shaw
                                                           Resources, Inc.
Harold B. Wells                  Director                  President, Wells
Whiteville, NC                                             Chevrolet, Buick,
                                                           Pontiac, Oldsmobile,
                                                           GMC, Inc.; Wells
                                                           Chrysler Dodge Jeep,
                                                           Inc.

INFORMATION ABOUT FEDERATED INVESTMENT MANAGEMENT COMPANY

     Federated is a registered investment adviser under the Investment Advisers Act of 1940. It was organized as a Delaware business trust on April 11, 1989. Federated is a wholly owned subsidiary of FII Holdings, Inc., a Delaware corporation organized on March 14, 1983. FII Holdings, Inc. is, in turn, a wholly owned subsidiary of Federated Investors, Inc., a Pennsylvania corporation organized on October 18, 1957. Federated, FII Holdings, Inc. and Federated Investors, Inc. ("Federated Investors") are all located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

     Federated and other subsidiaries of Federated Investors advise approximately 176 mutual funds and separate accounts, which totaled approximately $125 billion in assets as of December 31, 1999. Federated Investors was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

     The following table shows other investment companies advised by Federated with investment objectives similar to the Fund. However, Federated does not sub-advise these investment companies or any other investment companies with investment objectives similar to the Fund.

                         MOST
                        RECENT     ASSETS AS OF                     ADVISORY FEE
                        FISCAL        FISCAL       ADVISORY      PAID AS OF FISCAL
      FUND NAME        YEAR END      YEAR END      FEE RATE           YEAR END
      ---------        --------    ------------    --------      -----------------
Prime Cash Series (a    5/31/199  $4,728,448,336     0.50%             0.34%
portfolio of Cash
Trust Series, Inc.)
Federated Prime Money  12/31/1999 $  193,869,739     0.50%             0.50%
Market Fund II (a
portfolio of
Federated Insurance
Series)
Prime Obligations       7/31/199  $9,400,957,454     0.20%             0.10%
Fund (a portfolio of
Money Market
Obligations Trust)
Prime Cash              7/31/199  $3,133,700,648     0.20%      Expects to pay 0.07%
Obligations Fund (a                                             for the fiscal year
portfolio of Money                                                ending 7/31/2000
Market Obligations
Trust)

                         MOST
                        RECENT     ASSETS AS OF                     ADVISORY FEE
                        FISCAL        FISCAL       ADVISORY      PAID AS OF FISCAL
      FUND NAME        YEAR END      YEAR END      FEE RATE           YEAR END
      ---------        --------    ------------    --------      -----------------
Prime Value             7/31/199  $2,131,209,733     0.20%      Expects to pay 0.05%
Obligations Fund (a                                             for the fiscal year
portfolio of Money                                                ending 7/31/2000
Market Obligations
Trust)
Federated Master       11/30/1999 $  358,670,407     0.40%             0.27%
Trust (a portfolio of
Money Market
Obligations Trust)
Money Market Trust (a   7/31/199  $  380,400,408     0.40%     For fiscal year ended
portfolio of Money                                              7/31/1999, the Total
Market Obligations                                              annual fund expenses
Trust)                                                        were 0.82% and the Total
                                                                 actual annual fund
                                                               expenses after waivers
                                                                     were 0.46%
Money Market           12/31/1999 $   76,851,306     0.50%    Expects to pay 0.45% as
Management (a                                                  of fiscal year ending
portfolio of Money                                                   12/31/2000
Market Obligations
Trust)
Automated Cash         7/31/1999  $2,321,935,155     0.50%             0.19%
Management Trust (a
portfolio of Money
Market Obligations
Trust)

     The name, address, and principal occupation of the principal executive officer and each member of the board of managers of Federated are as follows:

                            POSITION(S) HELD WITH
    NAME AND ADDRESS              FEDERATED            PRINCIPAL OCCUPATION
    ----------------       ------------------------    --------------------
John F. Donahue            Chairman                  Chairman and Director,
Federated Investors Tower                            Federated Investors,
1001 Liberty Avenue                                  Inc.; Chairman, Federated
Pittsburgh, PA                                       Investment Management
15222-3779                                           Company, Federated Global
                                                     Investment Management
                                                     Corp. and Passport
                                                     Research, Ltd.
William D. Dawson, III     Trustee, Executive Vice   Executive Vice President,
Federated Investors Tower  President                 Federated Investment
1001 Liberty Avenue                                  Counseling, Federated
Pittsburgh, PA                                       Global Investment
15222-3779                                           Management Corp.,
                                                     Federated Investment
                                                     Management Company and
                                                     Passport Research, Ltd.
J. Christopher Donahue     Trustee, CEO, COO         Chairman and Director,
Federated Investors Tower                            Federated Investors,
1001 Liberty Avenue                                  Inc.; Chairman, Federated
Pittsburgh, PA                                       Investment Management
15222-3779                                           Company, Federated Global
                                                     Investment Management
                                                     Corp. and Passport
                                                     Research, Ltd.
Thomas R. Donahue          Trustee, Treasurer        Director, Vice President,
Federated Investors Tower                            Treasurer and Chief
1001 Liberty Avenue                                  Financial Officer,
Pittsburgh, PA                                       Federated Investors, Inc.
15222-3779

                            POSITION(S) HELD WITH
    NAME AND ADDRESS              FEDERATED            PRINCIPAL OCCUPATION
    ----------------       ------------------------    --------------------
Henry A. Frantzen          Trustee, Executive Vice   Executive Vice President,
Federated Investors Tower  President                 Federated Investment
1001 Liberty Avenue                                  Counseling, Federated
Pittsburgh, PA                                       Global Investment
15222-3779                                           Management Corp.,
                                                     Federated Investment
                                                     Management Company and
                                                     Passport Research, Ltd.;
                                                     Registered
                                                     Representative, Federated
                                                     Securities Corp.; Vice
                                                     President, Federated
                                                     Investors, Inc.
J. Thomas Madden           Trustee, Executive Vice   Executive Vice President,
Federated Investors Tower  President                 Federated Investment
1001 Liberty Avenue                                  Counseling, Federated
Pittsburgh, PA                                       Global Investment
15222-3779                                           Management Corp.,
                                                     Federated Investment
                                                     Management Company and
                                                     Passport Research, Ltd.;
                                                     Vice President, Federated
                                                     Investors, Inc.
Mark D. Olson              Trustee                   Principal, Mark D. Olson
Suite 301                                            & Company, L.L.C.;
Little Falls Center Two                              Partner, Wilson, Halbrook
2751 Centerville Road                                & Bayard, P.A.
Wilmington, DE 19808

INFORMATION ABOUT THE ADMINISTRATOR AND DISTRIBUTOR

     BISYS Fund Services, Inc. (the "Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust's Administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

     BISYS Fund Services LP (the "Distributor"), an affiliate of the Administrator serves as the distributor of the Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

                                      ****

     The following list indicates the beneficial ownership of the Shareholders who, to the best knowledge of the Fund, are the beneficial owners of more than 5% of the outstanding Shares of the Fund as of June 2, 2000:

                                      TITLE OF      PERCENTAGE   AMOUNT OF BENEFICIAL
        NAME AND ADDRESS               CLASS         OF CLASS         OWNERSHIP
        ----------------              --------      ----------   --------------------
Wilbranch
PO Box 2887
Wilson, NC 27894                   Trust             94.05%         72,132,092.96
Richard Wern PA
Box 60068
N Charleston, SC 29419             Class A Shares    14.42%          1,009,328.07

     As of June 2, 2000, the Officers and Trustees of the Fund own less than 1% of the outstanding Shares of the Fund.

PORTFOLIO TRANSACTIONS

     During the Trust's fiscal year ended September 30, 1999, the Fund paid $0 in brokerage commissions.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies, or their substitutes, present and acting at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

     Shareholder proposals to be presented at any future meeting of Shareholders of the Funds must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusions in the proxy materials relating to that meeting.

     If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

JUNE 12, 2000

     YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY:

        VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

     IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                                   EXHIBIT A

                                    FORM OF

                       INVESTMENT SUB-ADVISORY AGREEMENT

                            ------------------------

     This Subadvisory Agreement (this "Agreement") is entered into as of the 8th day of July, 2000, by and between Branch Banking & Trust Company a state chartered bank with its principal office in Wilson, North Carolina (the "Adviser") and Federated Investment Management Company, a Delaware business trust ("FIMCO").

                                   RECITALS:

A. The Adviser has entered into an advisory agreement dated October 1, 1992, (the "Advisory Agreement") with Branch Banking & Trust Company a North Carolina bank (the "Company"), pursuant to which the Adviser provides portfolio management services to the series of the Company set forth on
   Schedule 1 to this Agreement (each a "Fund" and collectively the "Funds");

B. The Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers; and

C. The Adviser and the Board of Directors (the "Board") of the Company desire to retain FIMCO to render portfolio management services in the manner and on the terms set forth in this Agreement.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Adviser and FIMCO agree as follows:

SECTION 1.  APPOINTMENT OF SUBADVISER.

     The Adviser hereby appoints FIMCO as subadviser for each Fund and authorizes FIMCO, in its discretion and without prior consultation with the Adviser, to invest and manage each Fund's portfolio of Securities in accordance with such Fund's stated investment objective to the fullest extent permitted by:

          (a) the Fund's investment policies, limitations, procedures and guidelines set forth in the documents listed on Schedules 2 and 3 to this Agreement;

          (b) any additional objectives, policies or guidelines established by the Adviser or by the Board that have been furnished in writing to FIMCO;

          (c) the provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder applicable to the Fund, including rule 2a-7 promulgated thereunder ("Rule 2a-7"); and

          (d) the provisions of Subchapter M of the Internal Revenue Code ("IRC") applicable to "regulated investment companies."

For purposes of this Agreement, "Securities" include any investment permitted under the foregoing policies, limitations, procedures, guidelines, laws or regulations. Subject to the supervision of the Adviser and the Board, the Adviser authorizes FIMCO to determine the structure and composition of the Fund's portfolio, including the purchase, retention and disposition of, and exercise of all rights pertaining to, the Securities comprising the portfolio.

SECTION 2.  REPRESENTATIONS AND WARRANTIES.

     SECTION 2.1.  REPRESENTATIONS AND WARRANTIES OF FIMCO

     FIMCO represents and warrants to Adviser as follows:

          (a) FIMCO is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

          (b) This Agreement constitutes the legal, valid, and binding obligation of FIMCO, enforceable against FIMCO in accordance with its terms. FIMCO has the absolute and unrestricted right, power, and authority to execute and deliver this and to perform its obligations under this Agreement.

          (c) Neither the execution and delivery of this Agreement by FIMCO nor the performance of any of its obligations hereunder will give any person the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to:

             (i)  any provision of FIMCO's Declaration of Trust or By-Laws;

             (ii) any resolution adopted by the board of trustees or the shareholders of FIMCO;

             (iii) any law, regulation or administrative or court order to which
                   FIMCO may be subject; or

             (iv) any contract to which FIMCO is a party or by which FIMCO may be bound.

          FIMCO is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the performance of any obligations hereunder.

          (d) FIMCO is registered with the Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business.

          (e) FIMCO has furnished to the Adviser true and complete copies of all the documents listed on Schedule 3 to this Agreement.

     SECTION 2.2  REPRESENTATIONS AND WARRANTIES OF THE ADVISER

     The Adviser represents and warrants to FIMCO as follows:

          (a) The Adviser is a stated chartered bank duly organized, validly existing, and in good standing under the laws of the State of North Carolina.

          (b) This Agreement constitutes the legal, valid, and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms. the Adviser has the absolute and unrestricted right, power, and authority to execute and deliver this and to perform its obligations under this Agreement.

          (c) Neither the execution and delivery of this Agreement by the Adviser nor the performance of any of its obligations hereunder will give any person the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to:

             (i)  any provision of the Adviser's bank charter or By-Laws;

             (ii) any resolution adopted by the board of directors or the shareholders of the Adviser;

             (iii) any law, regulation or administrative or court order to which the Adviser may be subject; or

             (iv) any contract to which the Adviser is a party or by which the
                  Adviser may be bound.

          Except for the approval of the Board and of each Fund's shareholders as required by Section 15 of the 1940 Act, the Adviser is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the performance of any obligations hereunder.

          (d) The Adviser is registered with the SEC as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business.

          (e) The Adviser has furnished to FIMCO true and complete copies of all the documents listed on Schedule 2 to this Agreement.

SECTION 3.  CONDITIONS TO AGREEMENT.

     FIMCO's and the Adviser's obligations under this Agreement are subject to the satisfaction of the following conditions precedent:

          (a) Receipt by FIMCO of a certificate of an officer of Company stating that (i) this Agreement and the Advisory Agreement have been approved by the vote of a majority of the trustees, who are not interested persons of FIMCO or the Adviser, cast in person at a meeting of the Board call for the purpose of voting on such approval, and (ii) this Agreement and the Advisory Agreement have been approved by the vote of a majority of the outstanding voting securities of the Company;

          (b) Receipt by FIMCO of certified copies of instructions from the Fund to its custodian designating the persons specified by FIMCO as "Authorized Persons" under the Fund's custody agreement;

          (c) The Fund's execution and delivery of a limited power of attorney in favor of FIMCO, in a form mutually agreeable to FIMCO, the Adviser and the Board;

          (d) Receipt by FIMCO of Board resolutions, certified by an officer of the Company, adopting all procedures and guidelines listed on
              Schedule 3 to this Agreement and identified as required by Rule 2a-7 or any other exemptive rule or order that is or will become applicable to any Fund;

          (e) Receipt by FIMCO of complete copies, certified by an officer of the Company, of all other policies procedures, guidelines, and codes listed on Schedule 2 to this Agreement; and

          (f) Any other documents, certificates or other instruments that FIMCO or the Adviser may reasonable request from the Fund.

SECTION 4.  COMPENSATION.

     For the services provided under this Agreement, the Adviser will pay to FIMCO a fee at the annual rate set forth opposite each Fund's name on Schedule 1 multiplied times such Fund's average daily net assets. Such fee will accrue daily and will be paid monthly to FIMCO on or before the last business day of the next succeeding calendar month. If this Agreement is effective for only a portion of a month, the fee will be prorated for the portion of such month during which this Agreement is in effect.

SECTION 5.  INFORMATION AND REPORTS.

          (a) The Adviser will promptly notify FIMCO of any material change in any of the documents listed on Schedule 2 to this Agreement and will provide FIMCO with copies of any such modified document. The Adviser will also provide FIMCO with a list, to the best of the Adviser's knowledge, of all affiliated persons of Adviser (and any affiliated person of such an affiliated person) and will promptly update the list whenever the Adviser becomes aware of any additional affiliated persons.

          (b) FIMCO will maintain books and records relating to its management of the Fund under its customary procedures and in compliance with applicable regulations under the 1940 Act and the Advisers Act. FIMCO will permit the Adviser to inspect such books and records at all reasonable times during normal business hours, upon reasonable notice. Prior to each Board meeting, FIMCO will provide the Adviser and the Board with reports regarding its management of the Fund during the interim period, in such form as may be mutually agreed upon by FIMCO and the Adviser. FIMCO will also provide the Adviser with any information regarding its management of the Fund required for any shareholder report, amended registration statement or prospectus supplement filed by the Fund with the SEC.

SECTION 6.  NONEXCLUSIVE AGREEMENT; ALLOCATION OF TRANSACTIONS.

          (a) The investment management services provided by FIMCO hereunder are not to be deemed to be exclusive, and FIMCO shall be free to render similar services to other advisers, investment companies, and other types of clients.

          (b) To the extent consistent with applicable law, FIMCO may aggregate purchase or sell orders for the Fund with contemporaneous purchase or sell orders of other clients of FIMCO or its affiliated persons. In such event, allocation of the Securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by FIMCO in the manner FIMCO considers to be the most equitable and consistent with its and its affiliates' fiduciary obligations to the Fund and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.

          (c) FIMCO will place purchase and sell orders for the Fund with or through such banks, brokers, dealers, futures commission merchants or other firms dealing in Securities ("Brokers") as it determines, which may include Brokers that are affiliated persons of FIMCO, provided such orders are exempt from the provisions of Section 17(a), (d) and (e) of the 1940 Act.

            FIMCO will use its best efforts to obtain execution of transactions for the Fund at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the services received. FIMCO may, however, select Brokers on the basis that they provide brokerage, research or other services or products to the Fund and/or other clients of FIMCO and its affiliated persons. In selecting Brokers, FIMCO may also consider the reliability, integrity and financial condition of the Broker, and the size of and difficulty in executing the order.

SECTION 7.  FUND EXPENSES.

     Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses incurred in managing its portfolio of Securities, including all commissions, mark-ups, transfer fees, registration fees, ticket charges, transfer taxes, custodian fees and similar expenses. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto. Each Fund will promptly reimburse FIMCO for any such expense to the extent advanced by FIMCO. In no event will FIMCO have any obligation to pay any of the Funds' expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the 1940 Act; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds.

SECTION 8.  LIMITATION OF LIABILITY.

          (a) In the absence of willful misfeasance, bad faith or gross negligence on the part of FIMCO, or of reckless disregard by FIMCO of its obligations and duties hereunder, FIMCO shall not be subject to any liability to the Adviser, the Fund, the Company, any shareholder of the Fund, or to any person, firm or organization. Without limiting the foregoing, FIMCO shall not have any liability whatsoever for any investment losses incurred by a Fund, or arising from transactions by a Fund, prior to the date on which FIMCO assumes responsibility for the management of the Fund's portfolio.

          (b) The Adviser, the Company, and the Fund are hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of FIMCO and agree that the obligations assumed by FIMCO pursuant to this Agreement will be limited in any case to FIMCO and its assets and the Adviser, the Company, and the Fund shall not seek satisfaction of any such obligation from the shareholders of FIMCO, the trustees of FIMCO, officers, employees or agents of FIMCO, or any of them.

SECTION 9.  PRICING.

     The Adviser, the Company and the Fund hereby acknowledge that FIMCO is not responsible for pricing portfolio Securities, and that the Adviser, the Company, the Fund, and FIMCO will rely on the pricing agent chosen by the Board of the Company for prices of Securities, for any purposes.

SECTION 10.  TERM.

     This Agreement shall begin as of the date of its execution and shall continue in effect until September 30, 2001 and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser or FIMCO at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Adviser's management agreement with the Fund.

SECTION 11.  LIMITED POWER OF ATTORNEY.

     Subject to any other written instructions of the Adviser or the Company, FIMCO is hereby appointed the Fund's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as FIMCO shall be requested by brokers, dealers, counter parties and other persons in connection with its management of the Fund's assets. The Adviser and the Company hereby ratify and confirm as good and effectual, at law or in equity, all that FIMCO and its officers and employees, may do in its capacity as attorney-in-fact. However, nothing herein shall be construed as imposing a duty on FIMCO to act or assume responsibility for any matters in its capacity as attorney-in-fact for the Fund. Any person, partnership, corporation or other legal entity dealing with FIMCO in its capacity as attorney-in-fact hereunder for the Fund is hereby expressly put on notice that FIMCO is acting solely in the capacity as an agent of the Fund and that any such person, partnership, corporation or other legal entity must look solely to the Fund for enforcement of any claim against Fund, as FIMCO assumes no personal liability whatsoever for obligations of the Fund entered into by FIMCO in its capacity as attorney-in-fact for the Fund.

SECTION 12.  GENERAL PROVISIONS

     SECTION 12.1.  NOTICES

     All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

           FIMCO: Federated Investment Management Company
               1001 Liberty Avenue
               Pittsburgh, PA 15222-3779
               Attention: Carol Kayworth
               Facsimile No.: 412-288-7747
           Adviser: Branch Banking & Trust Company
               434 Fayetteville Street Mall
               Raleigh, NC 27601
               Attention: E.G. Purcell, III
               Facsimile No.: 919-716-9004

     SECTION 12.2.  FURTHER ASSURANCES

     The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and
(c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

     SECTION 12.3.  WAIVER

     The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     SECTION 12.4.  ENTIRE AGREEMENT AND MODIFICATION

     This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

     SECTION 12.5.  ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS

     Neither party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

     SECTION 12.6.  SEVERABILITY

     If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     SECTION 12.7.  SECTION HEADINGS, CONSTRUCTION

     The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     SECTION 12.8.  GOVERNING LAW

     This Agreement will be governed by the laws of the State of Pennsylvania without regard to conflicts of laws principles.

     SECTION 12.9.  COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                     SCHEDULE 1  FUNDS AND SUBADVISORY FEES

       NAME OF SERIES
       --------------
BB&T Prime Money Market Fund    Subadvisory Fee an Annual Fee, accrued
                                  daily and paid monthly, of:
                                0.10% OF the Fund's Average Daily Net
                                  Assets up to $500 Million
                                0.08% of the Fund's Average Daily Net
                                  Assets OVER $500 Million

                         SCHEDULE 2  FUND DOCUMENTATION

          1. Company's bank charter and Bylaws.

          2. Currently effective registration statement for each class of each Fund's shares and any pending amendments to such registration statement.

          3. Any supplements to any prospectus or statement of additional information for any class of any Fund's shares.

          4. Custody Agreement between the Trust and FirStar, as Custodian for the Portfolio's securities, including information as to:

             - the Portfolio's nominee,

             - the Federal tax identification numbers of the Portfolio and its nominee,

             - all routing, bank, participant and account numbers and other information necessary to provide proper instructions for transfer and delivery of Securities to the Portfolio's accounts at the Custodian,

             - the name, address, phone and fax number of the Custodian's employees responsible for the Portfolio's accounts, and

             - the Portfolio's pricing service and contact persons.

          5. All policies, procedures, guidelines and codes adopted by the Board under the 1940 Act or any regulation thereunder, including:

             - Rule 2a-7 (if the Portfolio holds itself out as a "money market fund"),

             - Rule 10f-3 (relating to affiliated underwriting syndicates),

             - Rule 17a-7 (relating to interfund transactions),

             - Rule 17e-1 (relating to transactions with affiliated Brokers),

             - Rule 17f-4 (relating to securities held in securities
               depositories),

             - Rule 17j-1 (relating to a code of ethics), and

             - Rule 17f-5 (relating to foreign custody).

          6. All SEC exemptive orders applicable to the Portfolio, and all procedures and guidelines adopted by the Board under the terms of such orders.

          7. All procedures and guidelines adopted by the Board or the Manager regarding:

             - Repurchase agreements,

             - Evaluating the liquidity of securities, include restricted securities, municipal leases and stripped U.S. government securities,

             - Segregation of liquid assets in connection with reverse
               repurchase agreements, firm commitments, standby commitments, short sales, options and futures agreements,

             - Derivative contracts and securities, and

             - Affiliated bank procedures.

           8. Any master agreements that the Trust has entered into on behalf of the Portfolio, including:

             - Master Repurchase Agreement,

             - Master Futures and Options Agreements,

             - Master Foreign Exchange Netting Agreements, and

             - Master Swap Agreements.

           9. Blue Sky undertakings.

          10. CFTC Rule 4.5 letter.

          11. Schedule of the current year's Board meetings, and the reports needed by the Board.

          12. Pricing and performance calculation entities and contact persons.

                      SCHEDULE 3  SUBADVISER DOCUMENTATION

     1. Part II of FIMCO's Form ADV most recently filed with the SEC.

     2. Guidelines and procedures required by Rule 2a-7, consisting of:

          - Forms of resolutions authorizing use of the amortized cost method,

          - Amortized Cost Procedures, and

          - Federated Investment Adviser Guidelines

     3. Procedures and checklists required by the following exemptive rules and orders under under the 1940 Act:

          - Rule 10f-3 (relating to affiliated underwriting syndicates),

          - Rule 17a-7 (relating to interfund transactions),

          - Rule 17e-1 (relating to transactions with affiliated Brokers),

          - Rule 17f-4 (relating to securities held in securities depositories),

          - Rule 17j-1 (relating to a code of ethics),

          - Release No. IC-22903 (granting an exemption for the use of "core funds"),

          - Release No. IC-22313 (granting an exemption for the purchase of affiliated money market funds)

          - Release Nos. IC-16602 and IC-19816 (granting an exemption for certain transactions with affiliated banks), and

          - Release No. IC-15243 (granting an exemption permitting the purchase of insurance from an affiliate and the settlement of claims therefrom).

     4. Procedures and checklist required

     5. All exemptive orders granted by the SEC that will become applicable to the Portfolio, and the procedures and guidelines followed by FIMCO in accordance therewith.

                          BB&T PRIME MONEY MARKET FUND

                         PROXY FOR A SPECIAL MEETING OF
                          SHAREHOLDERS ON JUNE 28, 2000

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on June 28, 2000 at 4:00 p.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints Mike Lockhart and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting in their discretion:

TO VOTE BY TELEPHONE

1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  call 1-800-690-6903.
3) Enter the 12 digit control number set on the Proxy Card and follow the simple instructions.

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to website www.proxyvote.com.
3) Enter the 12 digit control number set forth or the Proxy Card and follow the simple instructions.

PROPOSAL (1) Approval of the new Investment Sub-Advisory Agreement between BB&T and Federated Investment Management Company.

           FOR                        AGAINST                            ABSTAIN
---------                  ---------                          ---------


PROPOSAL (2) Approval of the amendment to the Fund's industry concentration policy.

           FOR                        AGAINST                            ABSTAIN
---------                  ---------                          ---------


PROPOSAL (3) Transaction of such other business as may properly come before the Special Meeting.

           FOR                        AGAINST                            ABSTAIN
---------                  ---------                          ---------

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposals.

                  The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated June 12, 2000 and the Proxy Statement attached hereto:


                  -----------------------------------------------------
                  Signature(s) of Shareholder(s)


                  -----------------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date:                                                , 2000
                        -----------------------------------------------


                  IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


                  *** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***


                                      33